Exhibit 10.7
AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”), dated as of September 27, 2019, is entered into by and among CHENIERE ENERGY, INC., a Delaware corporation (“Borrower”), SOCIÉTÉ GÉNÉRALE, as administrative agent (“Agent”), and the Requisite Lenders party hereto.
RECITALS
A.    Reference is made to the Amended and Restated Revolving Credit Agreement, dated as of December 13, 2018, by and among Borrower, Agent and the various Lenders and Issuing Banks party thereto (as amended pursuant hereto, and as otherwise amended, restated, supplemented or otherwise modified from time to time and including all schedules and exhibits thereto, the “Credit Agreement”).
B.    Section 9.5(a) of the Credit Agreement permits certain terms of the Credit Agreement to be amended with the consent of the Borrower, Agent and the Requisite Lenders.
C.    Borrower, Agent and the Requisite Lenders desire to enter into this Amendment to amend the Credit Agreement as set forth herein.
AGREEMENTS
In consideration of the foregoing and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and the Requisite Lenders hereby agree as follows:
SECTION 1.Defined Terms. Except as otherwise expressly provided herein, capitalized terms used herein (including in the recitals and preamble hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in subsection 1.3 of the Credit Agreement also apply to this Amendment mutatis mutandis.

SECTION 2.Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement is hereby amended as of the date hereof as follows:

(a)Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Use of Proceeds. Letters of Credit and the proceeds of Loans shall be available and applied, respectively, as follows: (a) Letters of Credit (measured based on the L/C Obligations in respect thereof) and such Loan proceeds (including Loans made to refinance Unreimbursed Amounts in respect of such Letters of Credit), collectively in the aggregate, of up to twenty percent (20%) of the Commitments (the “Base GCP Amount”) may be used for general corporate purposes of

Borrower (excluding, prior to the Trigger Point, the making of Restricted Payments); provided that no Letters of Credit shall be available and no proceeds of Loans may be used for general corporate purposes unless (i) the (A) Aggregate Availability plus (B) from and after the Trigger Point, Borrower’s Unrestricted Cash is no less than the amount of Borrower’s Outstanding CCH ECA Obligation as of the date of the proposed Credit Extension; provided that the Outstanding CCH ECA Obligation shall be reduced by the Stated Amount of any Letter of Credit issued to fund CCH Equity Contributions (provided further that, for the avoidance of doubt, the Aggregate Availability shall with respect to each such Letter of Credit be reduced by the amount of L/C Obligations with respect to such Letter of Credit) and (ii) no event, circumstance or change has occurred that would constitute a GCP Material Adverse Effect; and (b) Letters of Credit (measured based on the L/C Obligations in respect thereof) and such Loan proceeds (including Loans made to refinance Unreimbursed Amounts in respect of such Letters of Credit) in an aggregate amount equal to the balance of the Commitments may be used by Borrower to fund, directly or indirectly, CCH Equity Contributions to CCH HoldCo II and its Subsidiaries, as well as related fees and expenses; provided that at any time (and only during the time period) when the Outstanding CCH ECA Obligation (reduced by the Stated Amount of any Letter of Credit issued to fund CCH Equity Contributions, provided that, for the avoidance of doubt, the Aggregate Availability shall with respect to each such Letter of Credit be reduced by the amount of L/C Obligations with respect to such Letter of Credit) is less than (A) the Aggregate Availability plus (B) from and after the Trigger Point, Borrower’s Unrestricted Cash, the amount of Commitments that may be used for general corporate purposes of Borrower and its Subsidiaries (excluding, prior to the Trigger Point, the making of Restricted Payments) pursuant to this Section 2.4 shall be increased (at such time and during such time period) above the Base GCP Amount by the amount that (A) Aggregate Availability plus (B) from and after the Trigger Point, Borrower’s Unrestricted Cash, exceeds the Outstanding CCH ECA Obligation (reduced by the Stated Amount of any Letter of Credit issued to fund CCH Equity Contributions, provided that, for the avoidance of doubt, the Aggregate Availability shall with respect to each such Letter of Credit be reduced by the amount of L/C Obligations with respect to such Letter of Credit). Notwithstanding the foregoing or anything else in this Agreement to the contrary, Letters of Credit and the proceeds of Loans shall be available and applied, on the Closing Date, to (i) pay accrued fees and expenses owing under or in connection with the Existing Credit Agreement and the Finance Documents defined therein and (ii) pay the fees, costs and expenses incurred in connection with this Agreement and the other Finance Documents.

SECTION 3.Conditions of Effectiveness. This Amendment shall become effective on the date the Agent shall have received counterparts of this Amendment duly executed by each of the Borrower, Agent, and Lenders constituting the Requisite Lenders (the first date on which such conditions have been satisfied, the “Amendment Effective Date”).

Signature Page to Amendment to Amended and Restated Credit Agreement

SECTION 4.Representations and Warranties. The Borrower hereby represents and warrants as of the Amendment Effective Date as follows:

(a)This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

(b)After giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects) as of such earlier date.

SECTION 5.Effect on Credit Agreement.

(a)Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement are unaffected and shall continue to be in full force and effect and shall be binding on the parties hereto in accordance with their respective terms, except as expressly superseded by this Amendment. This Amendment does not, except as explicitly set forth herein, constitute a waiver of compliance with, or modification or amendment of, any other term or condition under the Credit Agreement.

(b)This Amendment is a “Financing Document” and shall constitute an amendment of the Credit Agreement made under and in accordance with the terms of Section 9.5 of the Credit Agreement.

SECTION 6.Governing Law. Section 9.14 of the Credit Agreement is hereby incorporated by reference into this Amendment and shall apply hereto, mutatis mutandis, as if fully set forth herein.

SECTION 7.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic means (including “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

[signature pages follow]

Signature Page to Amendment to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each of the undersigned have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

BORROWER:

CHENIERE ENERGY, INC.

By:	/s/ Lisa C. Cohen
Name:	Lisa C. Cohen
Title:	Vice President and Treasurer

Signature Page to Amendment to Amended and Restated Credit Agreement

AGENT:

SOCIÉTÉ GÉNÉRALE
as Administrative Agent

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

Signature Page to Amendment to Amended and Restated Credit Agreement

REQUISITE LENDERS:

SOCIÉTÉ GÉNÉRALE
as Lender and Issuing Bank

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

Signature Page to Amendment to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as Lender and Issuing Bank

By:	/s/ Kristan Spirey
Name:	Kristan Spirey
Title:	Authorized Signatory

Signature Page to Amendment to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH,
as Lender and Issuing Bank

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

Signature Page to Amendment to Amended and Restated Credit Agreement

ING CAPITAL LLC,
as Lender and Issuing Bank

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Catharina van der Woude
Name:	Catharina van der Woude
Title:	Director

Signature Page to Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Lender and Issuing Bank

By:	/s/ Lauren Halliday
Name:	Lauren Halliday
Title:	Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement

JP MORGAN CHASE BANK, N.A.,
as Lender and Issuing Bank

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

Signature Page to Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A.,
as Lender and Issuing Bank

By:	/s/ Derrick Lenz
Name:	Derrick Lenz
Title:	Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA,
as Lender and Issuing Bank

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Amendment to Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL
ASSOCIATION,
as Lender and Issuing Bank

By:	/s/ Balaji Rajgopal
Name:	Balaji Rajgopal
Title:	Director

Signature Page to Amendment to Amended and Restated Credit Agreement

INTESA SANPAOLO S.P.A., NEW YORK
BRANCH,
as Lender and Issuing Bank

By:	/s/ Fuensanta Diaz Cobacho
Name:	Fuensanta Diaz Cobacho
Title:	First Vice President

By:	/s/ Nicholas A. Matacchieri
Name:	Nicholas A. Matacchieri
Title:	Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement

MIZUHO BANK, LTD.,
as Lender and Issuing Bank

By:	/s/ Brian T. Caldwell
Name:	Brian Caldwell
Title:	Managing Director

Signature Page to Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING,
INC.,
as Lender and Issuing Bank

By:	/s/ Rikin Pandya
Name:	Rikin Pandya
Title:	Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as Lender and Issuing Bank

By:	/s/ Lavinia Macovschi
Name:	Lavinia Macovschi
Title:	Authorized Signatory

By:	/s/ Farhad Merali
Name:	Farhad Merali
Title:	Authorized Signatory

Signature Page to Amendment to Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as Lender and Issuing Bank

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Signature Page to Amendment to Amended and Restated Credit Agreement

MUFG BANK, LTD.,
as Lender and Issuing Bank

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature Page to Amendment to Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING
CORPORATION,
as Lender and Issuing Bank

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Executive Director

Signature Page to Amendment to Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC,
as Lender and Issuing Bank

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Anna C. Ferreira
Name:	Anna C. Ferreira
Title:	Vice-President

Signature Page to Amendment to Amended and Restated Credit Agreement